Exhibit 99.2

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
(Dollars in thousands, except per share amounts)	March 31,
	2009	2008

Revenues:
Rental and other property	$104,682	$98,730
Management and other fees from affiliates	1,197	1,227
	105,879	99,957

Expenses:
Property operating, excluding real estate taxes	24,265	23,654
Real estate taxes	9,113	8,096
Depreciation and amortization	29,175	26,766
Interest	20,203	21,139
General and administrative	6,233	6,625
Write-off of investment in development joint venture	5,752	-
	94,741	86,280
Earnings from operations	11,138	13,677

Gain on early retirement of debt	6,124	-
Interest and other income	3,287	2,768
Equity income from co-investments	539	6,630
Income before discontinued operations	21,088	23,075
Income (loss) from discontinued operations	2,250	(226)
Net income	23,338	22,849
Net income attributable to noncontrolling interest	(4,942)	(5,759)
Net income attributable to controlling interest	18,396	17,090
Dividends to preferred stockholders	(1,826)	(2,310)
Excess of the carrying amount of preferred stock redeemed over the cash paid to redeem preferred stock	25,695	-
Net income available to common stockholders	$42,265	$14,780

Net income per share - basic	$1.61	$0.60

Net income per share - diluted	$1.53	$0.59

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
Selected Line Item Detail	March 31,
(Dollars in thousands)	2009	2008

Rental and other property
Rental	$98,104	$93,165
Other property	6,578	5,565
Rental and other property	$104,682	$98,730

Management and other fees from affiliates
Management	$871	$780
Development and redevelopment	326	447
Management and other fees from affiliates	$1,197	$1,227

General and administrative
General and administrative	$9,788	$10,325
Allocated to property operating expenses - administrative	(2,418)	(2,229)
Capitalized to real estate	(1,137)	(1,471)
Net general and administrative	$6,233	$6,625

Interest and other income
Interest income	$1,500	$1,174
Lease income, net	185	1,594
Gain on sale of marketable securities	1,014	-
Income generated from TRS activities	588	-
Interest and other income	$3,287	$2,768

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$1,799	$1,809
DownREIT limited partners' distributions	1,118	1,132
Perpetual preferred distributions	1,575	2,559
Third party ownership interests	450	259
Noncontrolling interest	$4,942	$5,759

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended
(Dollars in thousands, except share and per share amounts)	March 31,
	2009	2008	% Change

Funds from operations
Net income available to common stockholders	$42,265	$14,780
Adjustments:
Depreciation and amortization	29,204	27,734
Gains not included in FFO, net of disposition costs (1)	(2,225)	-
Noncontrolling interest and co-investments (2)	2,563	2,312
Funds from operations	$71,807	$44,826
FFO per share-diluted	$2.50	$1.64	53.0%

Components of the change in FFO
Non-recurring items:
Redemption of Series G preferred stock at a discount	(25,695)	-
Gain on early retirement of bonds	(6,124)	-
Write-off of investment in development joint venture	5,752	-
Gain on sales of marketable securities	(1,014)	-
Income generated from TRS activities	(588)	-
Joint venture - preferred interest and fees	-	(6,318)
Funds from operations excluding non-recurring items	44,138	38,508
FFO excluding non-recurring items per share-diluted	$1.54	$1.41	9.4%

Changes in recurring items:
Same-property NOI	$1,646
Non-same property NOI	2,678
Management and other fees from affiliates	(30)
Interest expense	936
Other items, net	400
	$5,630
Weighted average number of shares outstanding diluted (3)	28,692,959	27,398,605

(1)	Internal disposition costs relate to a disposition incentive program established to pay incremental bonuses for the sale of certain of the Company's communities that are part of the program.
(2)
Amount includes the following 2009 adjustments: (i) noncontrolling interest related to Operating Partnership units totaling $1.8 million, (ii) add back depreciation from unconsolidated co-investments and less depreciation attributable to third-party ownership of consolidated co-investments totaling $0.8 million.

(3)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Condensed Consolidated Balance Sheets
(Dollars in thousands)
	March 31, 2009	December 31, 2008

Real Estate:
Land and land improvements	$681,947	$683,876
Buildings and improvements	2,594,339	2,595,912
	3,276,286	3,279,788
Less: accumulated depreciation	(666,552)	(640,026)
	2,609,734	2,639,762
Real estate under development	292,607	272,273
Co-investments	70,603	76,346
	2,972,944	2,988,381
Cash and cash equivalents	78,820	54,719
Marketable securities	30,143	23,886
Funds held by 1031 exchange faciliator	-	21,424
Notes and other receivables	46,141	47,637
Other assets	33,867	28,776
Total assets	$3,161,915	$3,164,823

Mortgage notes payable	$1,529,571	$1,468,931
Exchangeable bonds	97,245	165,457
Lines of credit	185,000	120,000
Cash flow hedge liabilities	54,825	73,129
Other liabilities	111,943	105,396
Total liabilities	1,978,584	1,932,913

Redeemable operating partnership units	143,221	186,514
Redeemable DownREIT units	69,318	90,389
Series G cumulative convertible preferred stock	87,735	145,912

Stockholders' equity and noncontrolling interest:
Common stock	2	2
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	946,660	880,773
Distributions in excess of accumulated earnings	(152,382)	(142,103)
Accumulated other comprehensive (loss) income	(57,391)	(75,424)
Total stockholders' equity	761,889	688,248
Noncontrolling interest	121,168	120,847
Total stockholders' equity and noncontrolling interest	883,057	809,095
Total liabilities and equity	$3,161,915	$3,164,823

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - March 31, 2009
(Dollars in thousands)

	Percentage of Total Debt	Balance Outstanding	Weighted Average Interest Rate	Weighted Average Maturity In Years
Mortgage notes payable
Fixed rate - secured	71%	$1,281,391	6.1%	6.0
Variable rate debt (1)	14%	248,180	2.5%	21.4
Total mortgage notes payable	85%	1,529,571	5.5%	8.5

Exchangeable bonds (2)	5%	97,245	5.8%

Line of credit - secured (3)	8%	140,000	2.0%
Line of credit - unsecured (4)	2%	45,000	2.7%
Total lines of credit	10%	185,000	2.0%

Total debt	100%	$1,811,816	5.3%

			Weighted
Scheduled principal payments (excludes lines of credit)			Average
			Interest Rate
	2009	$14,548	2.2%
	2010	249,049	7.3%
	2011	150,608	6.4%
	2012	31,642	5.4%
	2013	191,817	5.8%
	Thereafter	989,152	5.0%
	Total	$1,626,816	5.6%

Capitalized interest for the three months ended March 31, 2009 was approximately $3.2 million.

(1)	$233.1 million of the variable rate debt is tax exempt, and $183.4 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
Exchangeable bonds mature in November 2025, but the bonds are subject to a repurchase for cash at the option of the holder on November 1, 2010. The pay rate on the bonds is 3.625%, and effective January 2009 in accordance with the accounting pronouncement FSP No. APB 14-1, the weighted average interest rate is 5.75%.  This is an unsecured obligation of the operating partnership, and is fully and unconditionally guaranteed by the Company.

(3)
Secured line of credit commitment is $150 million and is expandable to $250 million at any time during the first two years.  This line is secured by ten of the Company's apartment communities and matures in December 2013.  The underlying interest rate is currently the Freddie Mac Reference Rate plus .99% to 1.50%.

(4)
Unsecured line of credit commitment is $200 million and matures in March 2010.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.80%.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization - March 31, 2009
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,811,816

Common stock and potentially dilutive securities
Common stock outstanding	26,060
Limited partnership units (1)	2,450
Options-treasury method	13
Total common stock and potentially dilutive securities	28,523	shares

Common stock price per share as of March 31, 2009	$57.34

Market value of common stock and potentially dilutive securities	$1,635,509

Preferred units/stock	$194,900

Total equity capitalization	$1,830,409

Total market capitalization	$3,642,225

Ratio of debt to total market capitalization	49.7%

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarter ended March 31, 2009 and 2008
(Dollars in thousands)
	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change	2009	2008	2009	2008	% Change

Revenues:
Same-property revenue	$47,945	$48,053	-0.2%	$27,010	$25,726	5.0%	$15,654	$15,053	4.0%	$-	$-	$90,609	$88,832	2.0%
Non-same property revenue (2)	5,586	4,440		3,851	2,903		3,464	1,876		1,172	679	14,073	9,898
Total Revenues	$53,531	$52,493		$30,861	$28,629		$19,118	$16,929		$1,172	$679	$104,682	$98,730

Property operating expenses:
Same-property operating expenses	$15,079	$15,069	0.1%	$8,429	$8,578	-1.7%	$5,220	$4,950	5.5%	$-	$-	$28,728	$28,597	0.5%
Non-same property operating expenses (2)	1,925	1,391		1,035	1,004		1,212	605		478	153	4,650	3,153
Total property operating expenses	$17,004	$16,460		$9,464	$9,582		$6,432	$5,555		$478	$153	$33,378	$31,750

Net operating income (NOI):
Same-property NOI	$32,866	$32,984	-0.4%	$18,581	$17,148	8.4%	$10,434	$10,103	3.3%	$-	$-	$61,881	$60,235	2.7%
Non-same property NOI (2)
Redevelopment communities	3,231	3,042		2,493	1,899		1,251	1,271		-	-	6,975	6,212
Acquired communities	81	7		348	-		1,001	-		-	-	1,430	7
Development communities	349	-		(25)	-		-	-		-	-	324	-
Other real estate assets (1)	-	-		-	-		-	-		694	526	694	526
Total non-same property NOI	3,661	3,049		2,816	1,899		2,252	1,271		694	526	9,423	6,745
Total NOI	$36,527	$36,033		$21,397	$19,047		$12,686	$11,374		$694	$526	$71,304	$66,980

Same-property operating margin	69%	69%		69%	67%		67%	67%				68%	68%

Same-property turnover percentage	51%	43%		53%	50%		51%	37%				52%	44%

Same-property concessions	$301	$458		$119	$202		$68	$60				$488	$721

Average same-property concessions per turn (3)	$203	$335		$150	$285		$112	$149				$169	$290

Net operating income percentage of total	51%	54%		30%	28%		18%	17%		1%	1%	100%	100%

Reconciliation of apartment units at end of period

Same-property apartment units	11,059			5,615			4,409					21,083

Consolidated Apartment Units	12,370	12,725		6,457	6,361		5,338	5,005				24,165	24,091
Joint Venture	480	480		1,575	1,575		642	515				2,697	2,570
Under Development (4)	268	543		409	693		295	422				972	1,658
Total apartment units at end of period	13,118	13,748		8,441	8,629		6,275	5,942				27,834	28,319

Percentage of total	47%	49%		30%	30%		23%	21%				100%	100%

Average same-property financial occupancy	96.5%	95.1%		97.6%	96.7%		97.3%	96.8%				97.0%	95.9%
(1)
Other real estate assets consists mainly of retail space and commercial properties and their operating results are classified in non-same property results.  The Hollywood commercial property's operations are classified in other real assets for 2009 due to the extension of a three year lease with the tenant, operations for 2008 are classified in interest and other income.

(2)	Includes properties which subsequent to January 1, 2008 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

(4)	Fund II owns 268 of the units under development as of March 31, 2009.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended March 31, 2009, March 31, 2008 and December 31, 2008
(Dollars in thousands, except average property rental rates)

		Average Property Rental Rates			Property Revenue			Property Revenue
		March 31,	March 31,		March 31,	March 31,		December 31,	Sequential
Region	Units	2009	2008	% Change	2009	2008	% Change	2008	% Change

Southern California
Ventura County	3,004	$1,348	$1,393	-3.2%	$12,506	$12,354	1.2%	$12,542	-0.3%
Los Angeles County	2,754	1,790	1,838	-2.6%	14,629	15,068	-2.9%	14,717	-0.6%
Orange County	2,037	1,513	1,548	-2.3%	9,406	9,416	-0.1%	9,528	-1.3%
San Diego County	2,641	1,131	1,124	0.6%	9,128	8,854	3.1%	9,255	-1.4%
Santa Barbara County	347	1,628	1,641	-0.8%	1,638	1,729	-5.3%	1,569	4.4%
Riverside County	276	764	839	-8.9%	638	632	0.9%	654	-2.4%
Total same-property	11,059	1,431	1,462	-2.1%	47,945	48,053	-0.2%	48,265	-0.7%
Los Angeles County	1,311	1,598			5,586	4,440
Non-same property	1,311	1,598			5,586	4,440

Northern California
San Francisco MSA	175	1,841	1,766	4.2%	968	926	4.5%	959	0.9%
Santa Clara County	2,058	1,671	1,595	4.8%	10,571	10,000	5.7%	10,640	-0.6%
Alameda County	760	1,297	1,240	4.6%	3,105	2,898	7.1%	3,104	0.0%
San Mateo County	768	1,675	1,577	6.2%	3,944	3,662	7.7%	3,968	-0.6%
Contra Costa County	1,720	1,503	1,529	-1.7%	7,860	7,714	1.9%	8,036	-2.2%
Other	134	1,358	1,361	-0.2%	562	526	6.8%	556	1.1%
Total same-property	5,615	1,567	1,524	2.8%	27,010	25,726	5.0%	27,263	-0.9%
Santa Clara County	390	1,514			1,835	1,661
Alameda County	356	1,363			1,528	1,242
Other	96	1,709			488	-
Non-same property	842	1,448			3,851	2,903

Seattle Metro
Total same-property	4,409	1,118	1,093	2.3%	15,654	15,053	4.0%	15,827	-1.1%
Non-same property	929	1,192			3,464	1,876
Other Real Estate Assets					1,172	679

Total same-property revenue	21,083	$1,402	$1,402	0.0%	$90,609	$88,832	2.0%	$91,355	-0.8%
Total non-same property revenue	3,082	$1,436			$14,073	$9,898

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - March 31, 2009
(Dollars in millions)

		Estimated Units	Estimated retail sq. feet (1)	Incurred to Date	Estimated Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy	Stabilized Operations

Development Projects
Project Name	Location

The Grand	Oakland, CA	238	7,800	$93.1	$3.1	$96.2	Dec-06	Jan-09	Feb-09	Sep-09
Fourth Street	Berkeley, CA	171	15,500	31.5	39.1	70.6	Apr-08	Feb-10	Feb-10	Aug-10
Joule Broadway (2) (3)	Seattle, WA	295	29,100	40.7	63.6	104.3	May-08	Sep-10	Jul-10	May-11
Tasman Retail Pad	Sunnyvale, CA	-	14,100	1.5	7.0	8.5	Jun-09	Jun-10	-	-
Consolidated - Development Projects		704	66,500	166.8	112.8	279.6
Development Projects - Fund II (3)
Project Name	Location
Studio 40-41	Studio City, CA	149	-	54.4	6.2	60.6	Jun-07	Jun-09	Apr-09	Aug-09
Cielo	Chatsworth, CA	119	-	29.2	10.3	39.5	Jun-07	Jul-09	Jul-09	Oct-09
Fund II - Development Projects		268	-	83.6	16.5	100.1
Total - Development Projects		972	66,500	250.4	129.3	379.7
Predevelopment Projects
Project Name	Location
Main Street (2)	Walnut Creek, CA	-	-	-	-	-
Cadence Campus	San Jose, CA	-	-	-	-	-
Tasman Apts/Retail	Sunnyvale, CA	-	-	-	-	-
Total - Predevelopment Projects		1,104	34,200	101.7	271.1	372.8
Land Held for Future Development (4)
Project Name	Location
City Centre	Moorpark, CA	200	-	-	-	-
Citiplace	San Diego, CA	141	-	-	-	-
Park Boulevard (5)	Palo Alto, CA	27	-	-	-	-
View Pointe	Newcastle, WA	24	-	-	-	-

Total - Land Held for Future Development		392	-	24.1	-	24.1
Grand Total - Development Pipeline		2,468	100,700	$376.2	$400.4	$776.6

(1)	Certain apartment community developments include retail space, and the Company has included the total estimated retail square footage for each development project.
(2)	The Company has entered into two joint venture development projects with third-parties to develop these properties. Essex has a 50% interest in the two projects.
(3)	There are construction loans in place for these development projects that provide financing for the majority of the estimated remaining costs to be incurred.
(4)	The Company owns land in various stages of entitlement that is being held for future development.
(5)	The Company has entered into an option agreement to sell this land parcel to a third-party. During the option period the Company will continue to complete the entitlement process.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline - March 31, 2009
(Dollars in thousands)

		Total	Estimated	Estimated		NOI
		Incurred	Remaining	Total	Redevelopment	For the quarter ended		Units
Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q1 2009	Q1 2008	completed

Approved - Redevelopment Projects (1)
Marina Cove, Santa Clara, CA	292	$3,550	$6,308	$9,858	Jun-07
	292	3,550	6,308	9,858

Active - Redevelopment Projects
Southern California
Avondale at Warner Center, Woodland Hills, CA	446	11,548	2,522	14,070	Oct-04	$1,220	$1,298	198
Pathways, Long Beach, CA	296	8,331	2,429	10,760	Jun-06	973	819	247
Highridge, Rancho Palos Verdes, CA	255	4,387	12,176	16,563	Jan-07	1,038	924	9
	997	24,266	17,127	41,393		3,231	3,041	454
Northern California
The Montclaire - Phase I - III, Sunnyvale, CA	390	14,139	993	15,132	Aug-06	1,423	1,123	390
Boulevard, Fremont, CA	172	8,887	-	8,887	Sep-06	500	271	137
Bridgeport, Newark, CA	184	4,373	213	4,586	Oct-06	572	507	12
	746	27,399	1,206	28,605		2,495	1,901	539
Seattle Metro
Foothill Commons, Bellevue, WA (2)	360	15,812	20,526	36,338	Jun-07	771	777	-
Woodland Commons, Bellevue, WA (2)	236	4,008	7,771	11,779	Jun-07	478	493	-
	596	19,820	28,297	48,117		1,249	1,270

Total Active - Redevelopment Projects	2,339	71,485	46,630	118,115		6,975	6,212	993

Consolidated - Redevelopment Projects	2,631	$75,035	$52,938	$127,973		$6,975	$6,212	993

(1)	This project is approved and redevelopment activity has commenced but as of Q1 2009 the community has stabilized operations, and therefore is classified in same-property operations.
(2)	The Company is currently building a new leasing office and 34 additional apartment homes at the adjacent Foothill and Woodland Commons communities.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - March 31, 2009	Essex	Total Fund				Property Revenue for			NOI for the three
(Dollars in thousands)	Book	Original		Debt	Maturity	the three months ended		%	months ended		%
	Value	Cost	Units	Amount	Date	2009	2008	Change	2009	2008	Change

Joint Ventures
Essex Apartment Value Fund II, L.P. (Fund II) (1)
Southern California
Parcwood, Corona, CA			312	$24,796	Dec-2013
Renaissance, Los Angeles, CA			168	22,898	May-2011
Total Southern California			480	47,694		$2,059	$1,993	3.3%	$1,271	$1,173	8.4%
Northern California
Alderwood Park, Newark, CA			96	6,929	Jun-2015
Carlmont Woods, Belmont, CA			195	12,630	Dec-2013
Davey Glen, Belmont, CA			69	6,654	Aug-2016
Enclave, San Jose, CA			637	18,811	Jan-2018
Enclave, San Jose, CA				60,000	Dec-2029
Harbor Cove, Foster City, CA			400	34,056	Dec-2013
Regency Tower, Oakland, CA			178	10,824	Mar-2014
Total Northern California			1,575	149,904		7,207	6,988	3.1%	4,635	4,413	5.0%
Seattle Metro
Echo Ridge, Snoqualmie, WA			120	12,982	Sep-2014
Morning Run, Monroe, WA			222	13,428	Oct-2014
Tower @ 801, Seattle, WA			173	18,905	Aug-2014
Total Seattle Metro			515	45,315		2,062	2,017	2.2%	1,285	1,202	6.9%

Total - Operating Communities			2,570	242,913		$11,328	$10,998	3.0%	$7,191	$6,788	5.9%

Fund II - Development Completed (initial occupancy May 2008)
Eastlake 2851, Seattle, WA			127	27,177	Jan-2010	$566			$388

Fund II - Development Pipeline (2)
Studio 40-41, Studio City, CA			149	29,751	Apr-2010
Cielo, Chatsworth, CA			119	15,689	Jun-2010
Total - Development Communities			268	45,440

Total - Fund II	$69,383	$569,209	2,965	$315,530

Capitalized costs	720
	70,103
Other (3)	500
	$70,603
(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceds cetain financial return benchmarks.
(2)	See S-9 for more detail about the Fund II Development Pipeline.
(3)	During Q1 2009, the Company wrote-off its investment in a development joint venture in Southern California totaling $5.8 million, the remaining balance relates to a real estate technology investment.

See Company’s 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Co-Investments and Noncontrolling Interest - March 31, 2009
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

					Operations for the quarter ended
	Balance as of March 31, 2009				March 31, 2009
	Investment in	Related	Noncontrolling	Down-REIT	Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI

Redeemable DownREIT Units:
Anchor Village	$14,231	$10,750	$6,315	110,133	$804	$323	$481
Barkley Apartments	9,038	17,586	4,542	79,205	654	199	455
Brentwood	14,933	20,400	3,376	58,884	608	173	435
Brookside Oaks	33,930	13,840	5,601	97,673	787	186	601
Capri at Sunny Hills	17,463	18,856	9,597	167,365	615	144	471
Hidden Valley (2)	39,764	32,627	3,592	62,647	1,321	367	954
Highridge Apartments	24,444	44,807	17,107	298,341	1,395	357	1,038
Montejo Apartments	9,000	5,693	1,681	29,319	475	115	360
Thomas Jefferson	26,765	19,545	7,067	62,873	895	260	635
Treehouse Apartments	12,130	7,665	3,884	67,728	618	179	439
Valley Park Apartments	15,463	9,710	3,247	56,633	731	154	577
Villa Angelina Apartments	19,997	13,131	3,309	57,709	978	224	754
	$237,158	$214,610	$69,318	1,148,510	$9,881	$2,681	$7,200
Redeemable UpREIT and
Operating Partnership Units			$143,221	2,450,002

Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$114,141	-	22,733		$3,560	$1,401	$2,159
Joint Ventures - Development (4)	$64,300	$15,072	14,500
Perpetual Preferred Units (5)			80,000
Hidden Valley (2)			3,935
			$121,168

(1)	Represents the number of DownREIT units that are currently outstanding. Generally, DownREIT units are redeemed for cash equal to the current price of Essex's common stock.
(2)	The DownREIT has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)	The Company consolidates two joint venture developments that the Company has 50% interest, in accordance with GAAP.
(5)	Includes Series B Cumulative Redeemable Preferred Units with an existing distribution rate of 7.875% and can be redeemed at the Company's option on December 31, 2009.

See Company’s 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Discontinued Operations and Selected Financial Data - March 31, 2009
(Dollars in thousands)

Income (Loss) from Discontinued Operations

For the quarter ended March 31, 2009, the Company sold the Carlton Heights and Grand Regency apartment communities.  Income from discontinued operations for the quarter ended March 31, 2008 also includes operating results for Coral Gardens, Cardiff by the Sea, and St. Cloud apartment communites sold in 2008.   No properties were sold in the quarter ended March 31, 2008.

	Three Months Ended
	March 31,
	2009	2008
Rental revenues	$157	$2,746

Property operating expenses	(103)	(1,229)
Interest expense	-	(775)
Depreciation and amortization	(29)	(968)
Income from real estate sold	25	(226)
Gain on sale	2,472	-
Internal disposition costs	(247)	-
Income (loss) from discontinued operations	$2,250	$(226)

Common Stock Equivalents
	Q1 2009	Actual
	Weighted Avg.	As of 3/31/09
Common Shares	26,224,946	26,059,739
Stock Options	23,266	13,624
Exchangeable Bonds	-	-
Weighted Avg. Shares Diluted - EPS	26,248,212	26,073,363
Operating Limited Partnership Units	2,444,747	2,450,002
Weighted Avg. Shares Diluted - FFO	28,692,959	28,523,365

See Company’s 10-Q for additional disclosures

	ESSEX PROPERTY TRUST, INC.
	Real Estate Information as of March 31, 2009
						Square	Year	Year	Property	Age of
	Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

	APARTMENT COMMUNITIES

	NORTHERN CALIFOFNIRA
	Santa Clara County
1	Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	46
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	9
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	Fund II	11
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	7
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	9
1	Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	34
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	35
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	20
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	36
1	Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	8
1	Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	36
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	21
	Tasman Place	315 Tasman Drive	Sunnyvale	CA	-	14,100			EPLP
1	Thomas Jefferson	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	40
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	20
				11%	3,085	2,591,128
	Alameda County
	Fourth Street	700 University Avenue	Berkeley	CA	171	146,255			EPLP
1	Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	34
1	Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	31
1	City View	25200 Carlos Bee Blvd.	Hayward	CA	560	462,400	1998	1975	EPLP	34
1	Regency Tower	1130 Third Ave.	Oakland	CA	178	140,900	2005	1975	Fund II	34
	The Grand	100 Grand Avenue	Oakland	CA	238	205,026			EPLP
1	Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	22
1	Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	22
				5%	1,390	1,094,324
	Contra Costa County
1	San Marcos	Hilltop Drive at Richmond Pkwy	Richmond	CA	432	407,600	2003	2003	EPLP	6
1	Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	21
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	24
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	24
1	Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	4
1	Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	4
				6%	1,720	1,624,354
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	38
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	38
1	Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	47
1	Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	61
1	Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	35
				6%	1,432	1,164,230

	San Francisco and Marin Counties
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	36
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	46
				1%	175	142,300

	Other
1	Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	2
1	Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	5
1	Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	7
				1%	230	233,356

36	Total Northern California			30%	8,032	6,849,692				25

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	35
1	Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	39
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	22
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	34
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	41
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	20
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	30
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	18
1	Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	0
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	21
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	21
1	Renaissance	630 South Masselin Avenue	Los Angeles	CA	168	154,268	2006	1990	Fund II	19
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	38
1	Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	9
1	Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	37
1	Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	37
1	Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	37
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	7
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	37
	Studio 40-41	4043 Radford Avenue	Studio City	CA	149	127,238			Fund II
1	Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	30
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	45
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	39
				16%	4,233	3,519,201
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	24
1	Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	19
1	Mountain View	649 E. Las Posas Road	Camarillo	CA	106	83,900	2004	1980	EPLP	29
	Cielo	Topanga Blvd	Chatsworth	CA	119	125,400			Fund II
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	22
1	Tierra Vista	Rice and Gonzales	Oxnard	CA	404	387,100	2001	2001	EPLP	8
1	Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	35
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	23
1	Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	5
1	Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	38
1	Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	36
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	36
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	22
				11%	3,004	2,560,848

	SOUTHERN CALIFORNIA (cont'd)

	Santa Barbara County
1	Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91			2006	1967	EPLP	42
1	CBC	6721 El Colegio Drive	Goleta	CA	148			2006	1962	EPLP	47
1	Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108			2007	1965	EPLP	44
	Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA				2007	1973	EPLP	36
				1%	347	306,608
	Orange County
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800		2000	1984	DownREIT	25
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700		2001	1969	DownREIT	40
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100		2001	1961	DownREIT	48
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000		1997	1992	EPLP	17
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200		2001	1974	DownREIT	35
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700		1997	1984	EPLP	25
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500		1999	1999	EPLP	10
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000		1997	1985	EPLP	24
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100		1999	1972	EPLP	37
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600		2001	1970	DownREIT	39
1	Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800		2001	1970	DownREIT	39
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700		2001	1970	DownREIT	39
				8%	2,037	1,872,200
	San Diego County
1	Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900		2002	1986	EPLP	23
1	Alpine Village	2055 Arnold Way	Alpine	CA	306	254,400		2002	1971	EPLP	38
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800		2002	1983	EPLP	26
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100		2002	1965	EPLP	44
1	Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500		2002	1974	EPLP	35
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600		2002	1963	EPLP	46
1	Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000		2002	1969	EPLP	40
1	Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600		2002	1982	EPLP	27
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700		2002	1976	EPLP	33
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000		2005	1984	EPLP	25
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700		1997	1974	EPLP	35
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400		2002	1972	EPLP	37
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800		2002	1975	EPLP	34
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200		2002	1983	EPLP	26
				10%	2,641	1,969,700
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000		2004	1989	Fund II	20
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200		2002	1988	EPLP	21
				2%	588	477,200

65	Total Southern California			48%	12,850	10,705,757					30

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984	EPLP	25
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987	EPLP	22
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	360	288,300		1990	1978	EPLP	31
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977	EPLP	32
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986	EPLP	23
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978	EPLP	31
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990	EPLP	19
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985	EPLP	24
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000	EPLP	9
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986	EPLP	23
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999	EPLP	10
1	Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674		2008	2000	EPLP	9
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986	EPLP	23
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700		1997	1986	EPLP	23
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990	EPLP	19
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786		2005	1991	Fund II	18
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981	EPLP	28
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981	DownREIT	28
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998	EPLP	11
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986	EPLP	23
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997	EPLP	12
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998	EPLP	11
	Joule Broadway	523 Broadway Avenue, East	Seattle	WA	295	191,109				JV - 50%
1	The Cairns	420 Yale Avenue	Seattle	WA	100	70,806		2007	2006	EPLP	3
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000	EPLP	9
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994	EPLP	15
1	Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	127	234,086		2008	2008	Fund II	1
1	Maple Leaf	7415 5th Avenue, NE	Seattle	WA	48	35,500		1997	1986	EPLP	23
1	Spring Lake	12528 35th Avenue, NE	Seattle	WA	69	42,300		1997	1986	EPLP	23
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200		1994	1990	EPLP	19
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500		2005	1970	Fund II	39
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359		2005	2000	Fund II	9
31	Total Seattle Metropolitan Area			22%	5,980	5,373,411					19

	132	Apartment Communities		100%	26,862	22,928,860	(1)
	6	Apartment Communities Under Construction			972	809,128	(2)

Avg. square footage	854		Definitions for Property Ownership
Avg. units per property	204		EPLP	The Company has a 100% ownership in the community.
Avg. age of property	26		Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.
(1) Includes 44,318 square feet of retail or commercial space (2) Includes 100,700 square feet of estimated retail or commercial space			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.
			JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
OTHER REAL ESTATE ASSETS			JV - 50%	The Company has a 50% ownership in this development and is consolidated.
Office Buildings
Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA	31,900	1997 / 2007	1988 / 1962	EPLP
Derian Office Building	17461 Derian Av.	Irvine	CA	110,000	2000	1983	EPLP
Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA	38,940	2001	1982	EPLP
Hollywood	6230 Sunset Blvd.	Los Angeles	CA	35,000	2006	1938	EPLP
				215,840

New Residential Supply: Permits as % of Current Stock
12 Month Permit Period:  Trailing 12 Months March  2009

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (2008est**)	2008 SF Affordability*	SF Stock 2000	SF Permits Last 12 Months	% of Stock	MF Stock 2000	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
Nassau-Suffolk	$381,300	102%	740,000	1,685	0.2%	240,000	832	0.3%	2,517	0.3%
Boston	$335,700	97%	1,530,000	3,094	0.2%	670,800	3,831	0.6%	6,925	0.3%
Miami/Ft. Lauderdale	$234,200	92%	717,000	2,571	0.4%	876,000	3,158	0.4%	5,729	0.4%
Chicago	$217,800	128%	1,700,000	6,616	0.4%	1,404,900	5,345	0.4%	11,961	0.4%
Philadelphia	$212,500	124%	1,532,000	6,009	0.4%	515,100	2,174	0.4%	8,183	0.4%
Minneapolis	$188,600	158%	818,000	3,869	0.5%	351,800	1,317	0.4%	5,186	0.4%
Baltimore	$260,100	114%	797,000	2,879	0.4%	268,000	1,916	0.7%	4,795	0.5%
Wash. D.C. PMSA	$295,100	127%	1,299,000	8,591	0.7%	644,300	3,885	0.6%	12,476	0.6%
Portland	$264,500	101%	561,000	3,534	0.6%	225,335	2,608	1.2%	6,142	0.8%
Denver	$200,800	144%	582,000	3,380	0.6%	274,900	3,340	1.2%	6,720	0.8%
New York PMSA	$458,600	53%	760,000	1,007	0.1%	2,920,000	29,101	1.0%	30,108	0.8%
Atlanta	$129,200	222%	1,122,000	8,859	0.8%	467,800	5,067	1.1%	13,926	0.9%
Phoenix	$155,900	151%	970,000	9,394	1.0%	360,500	4,735	1.3%	14,129	1.1%
Orlando	$175,200	133%	482,000	4,177	0.9%	201,500	3,947	2.0%	8,124	1.2%
Dallas-Ft. Worth	$138,000	187%	1,381,000	15,805	1.1%	650,000	14,891	2.3%	30,696	1.5%
Las Vegas	$181,700	124%	440,000	5,206	1.2%	215,700	5,636	2.6%	10,842	1.7%
Austin	$184,800	148%	326,000	7,042	2.2%	169,900	4,653	2.7%	11,695	2.4%
Houston	$142,100	176%	1,027,000	24,525	2.4%	547,700	12,978	2.4%	37,503	2.4%
Totals	$230,907	135%	16,784,000	118,243	0.7%	11,004,235	109,414	1.0%	227,657	0.8%

Seattle	$325,000	90%	656,000	3,953	0.6%	354,487	5,819	1.6%	9,772	1.0%

San Francisco	$638,000	55%	368,000	531	0.1%	344,000	2,119	0.6%	2,650	0.4%
Oakland	$406,000	86%	625,000	1,607	0.3%	270,000	1,564	0.6%	3,171	0.4%
San Jose	$525,000	74%	388,000	839	0.2%	192,000	1,707	0.9%	2,546	0.4%

Los Angeles	$313,000	76%	1,877,000	2,725	0.1%	1,392,963	6,653	0.5%	9,378	0.3%
Ventura	$354,000	97%	199,000	260	0.1%	53,295	258	0.5%	518	0.2%
Orange	$406,000	83%	628,000	1,254	0.2%	340,800	1,151	0.3%	2,405	0.2%
San Diego	$332,800	79%	664,000	1,983	0.3%	375,664	2,393	0.6%	4,376	0.4%

No Cal	$501,256	74%	1,381,000	2,977	0.2%	806,000	5,390	0.7%	8,367	0.4%

So Cal	$336,667	79%	3,368,000	6,222	0.2%	2,162,722	10,455	0.5%	16,677	0.3%

ESSEX	$377,304	79%	5,405,000	13,152	0.2%	3,323,208	21,664	0.7%	34,816	0.4%

Permits:  Single Family equals 1 Unit, Multi-Family equals 5 or More Units
Sources:  SF Prices - Economy.com:  Permits, Total Residential Stock - U.S. Census, Axiometrics
**Median Home Prices - Average of Q4 2008 National Association of Realtors (DataQuick, Mortgage Rates - Freddie Mac, Median Household Incomes - US Census; BEA; Essex)
Single Family - Multi-Family Breakdown of Total Resdiences, Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
The required Income is defined such that the Mortgage Payment is 35% of said Income, assuming a 10% Down Payment and a 30-year fixed mortgage rate (6.03%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.

Essex Markets Forecast 2009: Supply, Jobs and Apartment Market Conditions

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	5,100	1.3%	3,400	0.5%	-40,000	-2.7%	-12.50%	93.50%

San Francisco	2,600	0.7%	500	0.1%	-22,000	-2.2%	-6.00%	94.50%
Oakland	2,300	0.8%	1,600	0.3%	-18,000	-1.8%	-10.00%	93.50%
San Jose	1,800	0.9%	700	0.2%	-26,000	-2.9%	-8.00%	94.00%
No. Cal.	6,700	0.8%	2,800	0.2%	-66,000	-2.2%	-7.8%	94.0%

Ventura	400	0.8%	200	0.1%	-5,600	-2.0%	-10.00%	94.00%
Los Angeles	7,600	0.5%	2,300	0.1%	-70,000	-1.7%	-10.00%	94.00%
Orange	2,800	0.8%	1,100	0.2%	-38,000	-2.6%	-10.00%	93.00%
San Diego	2,600	0.9%	1,700	0.2%	-26,000	-2.1%	-7.50%	94.25%
So. Cal.	13,400	0.6%	5,300	0.2%	-139,600	-2.0%	-9.5%	94.00%

All data is an Essex Forecast

U.S. Economic Assumptions:  G.D.P.:  -3.0% Growth, Jobs: - 2.6% Growth

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to but can differ from the 12 Month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not  Seasonally Adjusted) projected through December 2009 over the comparable actual figures for December 2008.  The first  column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the December 2008 base.

***The Forecast Market Conditions represents Essex's estimates of the Change in Rents/Occupancy Rates at the end of 2009.  The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for  December 2009 vs.December 2008 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio). The estimated Year End Occupancy represents Essex's forecast of Market Occupancy Rates for December 2009.